Exhibit 10.3

Execution Version

SUBORDINATION AGREEMENT

This Subordination Agreement (this “Agreement”) is made as of July 15, 2026, by and among Starco Brands, Inc., a Nevada corporation (“Starco”), THE STARCO GROUP, INC., a Wyoming corporation (“Starco Group”), ROSS SKLAR, an individual residing in the State of California (“Individual Guarantor”, and together with Starco Group, collectively, jointly and severally, “Junior Lender”), and PASADENA PRIVATE LENDING INC., a Delaware corporation (“Senior Lender”). Capitalized terms used but not otherwise defined in this Agreement have the meanings ascribed to such terms in the Loan Agreement (as defined below).

Recitals

A. Pursuant to (i) that certain Term Loan Promissory Note of even date herewith in the principal amount of $11,000,000 (the “Term Loan Note”), (ii) any Accordion Term Loan Promissory Note in an aggregate principal amount of up to $4,000,000 (each an “Accordion Term Note”), and (iii) that certain Line of Credit Promissory Note of even date herewith in the principal amount of up to $3,000,000 (the “Line of Credit Note”, and together with the Term Loan Note and each Accordion Term Note, each, a “Note,” and collectively, the “Notes”), executed by the Borrowers (as defined in the Loan Agreement (as defined below)), and payable to the order of Senior Lender, Starco has become indebted to Senior Lender with respect to the loans (the “Loans”), and which are further evidenced by that certain Loan Agreement, dated as of even date herewith, between Starco, the Borrowers from time to time party thereto, the other Loan Parties from time to time party thereto and Senior Lender (as the same may hereafter be amended, restated, renewed, supplemented, replaced, extended or otherwise modified from time to time, the “Loan Agreement”), and is evidenced, secured or governed by such other instruments and documents executed in connection with the Loans (together with the Notes and the Loan Agreement, as any of the same may be amended, restated, supplemented, or otherwise modified from time to time, collectively are hereinafter collectively referred to as the “Loan Documents”); and

B. In order to induce Senior Lender to make the Loans to the Borrowers pursuant to the Loan Agreement, to make other accommodations to or for the account of the Borrowers, or to grant such renewals or extension of any such Loans, or other accommodation as Senior Lender may deem advisable, each Junior Lender is willing to subordinate the Junior Debt (as defined below) pursuant to the terms herein.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Subordination. Each Junior Lender acknowledges and agrees that: (i) all present and future indebtedness, obligations and liabilities of Starco under the loan(s) that are reflected in the financial statements of Starco or any other Loan Party for such Junior Lender, including but not limited to the items as identified in Schedule 1 of this Agreement (collectively, the “Junior Debt”), shall be and are subordinate and junior in right of payment and collection to the payment and collection in full of all present and future indebtedness, obligations and liabilities of Starco or any other Loan Party to Senior Lender under the Notes; and (ii) any and all legal or equitable liens, rights and security interests owned, claimed, or held, or to be owned, claimed or held with respect to the Junior Debt are and shall be in all respects subordinate and inferior to any and all liens, rights, and security interests owned (subject to any Permitted Debt), claimed or held, or to be owned, claimed or held by Senior Lender as security for the obligations under the Loan Agreement and the Notes.

2. Limitations on Payments. Until the Senior Debt shall have been paid in full, no Junior Lender shall receive, accept or retain any direct or indirect payment or reduction (whether by way of loan, set-off or otherwise) in respect of the principal, interest or other sums under the Junior Debt or any security therefore, whether by acceleration or otherwise, except as expressly allowed under Section 5(c) of the Loan Agreement. “Senior Debt” means the outstanding principal amounts of the Loans (as defined in the Loan Agreement) together with all accrued and unpaid interest thereon and all other sums due to Senior Lender with respect to the same.

3. No Impairment. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Junior Lender or any holder of the Junior Debt, on the one hand, and Senior Lender or any holder of the Senior Debt, on the other hand, and nothing contained in this Agreement is intended to or shall impair, as between Starco, other creditors, and such Junior Lender or any holder of the Junior Debt, all amounts due and payable in accordance with the Junior Debt, or to affect the relative rights of any Junior Lender or any holder of the Junior Debt from exercising all remedies against Starco otherwise permitted by applicable law, subject to the rights of Senior Lender under the provisions of this Agreement.

4. Modification to Senior Debt. Senior Lender may, at any time and from time to time, without the consent of or notice to Junior Lenders, without incurring any responsibility to any person and without impairing or releasing the obligations of Junior Lenders hereunder (a) change the manner, place or terms of payment of, or change or extend the time of payment of, or renew or alter the Senior Debt; (b) extend, modify or amend any agreement or any other document related to the Senior Debt or the senior liens (the “Senior Liens”) associated therewith; (c) sell, exchange, release or otherwise deal with any property by whomsoever at any time pledged or mortgaged to secure or howsoever securing, any of the Senior Debt; (d) release anyone liable in any manner for the payment or collection of any of the Senior Debt; or (e) exercise or refrain from exercising any rights against the Borrowers, the Senior Liens or any other person. No such actions shall breach any duty under this Agreement.

5. Borrower Bankruptcy. In the event of any Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Senior Lender’s claims against each Borrower and the estate of each Borrower shall be paid in full before any payment is made to any Junior Lender.

6. Documentation of and Limitations to Amendment of Junior Debt. Senior Lender acknowledges that, as of the date hereof, each Junior Lender holds a promissory note evidencing the Junior Debt. Following the date of this Agreement, Senior Lender may request that each Junior Lender affixes a legend to the subordinated notes and any other instruments evidencing the Junior Debt stating that such instruments are subject to the terms of this Agreement. No amendment of the documents evidencing or relating to the Junior Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Junior Debt or the subordination of the security interest or lien that any Junior Lender may have in any property of Starco or any other Loan Party, if any.

7. Term of Subordination. This Agreement shall remain effective for so long as any Borrower owes any amounts to Senior Lender under any Loan Document. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Senior Lender for any reason (including, without limitation, the bankruptcy of Borrowers), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and such Junior Lender shall immediately pay over to Senior Lender all payments received with respect to the Junior Debt to the extent that such payments would have been prohibited hereunder.

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8. Representation. Starco and each Junior Lender represent and warrant to Senior Lender that: (a) no interest in the Junior Debt has been assigned or otherwise transferred to any person or entity; and (b) payment of the Junior Debt has not been heretofore subordinated to any other creditor of Starco or any other Loan Party. Starco represents and warrants to Senior Lender that it has the requisite power and authority to enter into and perform its obligations under this Agreement.

9. Successors and Assigns. This Agreement shall bind any successors or assignees of each Junior Lender and Starco and shall benefit any successors or assigns of Senior Lender.

10. Governing Law. THE PARTIES HERETO HEREBY AGREE THAT THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS, INSTRUMENTS AND AGREEMENTS RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS.

11. Jury Trial Waiver. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.

12. Judicial Reference. IN THE EVENT THAT THE JURY WAIVER PROVISIONS OF SECTION 11 ARE NOT ENFORCEABLE UNDER CALIFORNIA LAW, THEN THE PROVISIONS OF THIS SECTION 12 SHALL APPLY. EACH OF THE PARTIES TO THIS AGREEMENT AGREE THAT ANY DISPUTES ARISING IN CONNECTION WITH THEIR RESPECTIVE UNDER THIS AGREEMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AGREEMENT, OR ARISING FROM ANY BUSINESS RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT SHALL BE RESOLVED (AND A DECISION SHALL BE RENDERED) BY WAY OF A GENERAL REFERENCE AS PROVIDED FOR IN PART 2, TITLE 8, CHAPTER 6 (§ 638 ET. SEQ.) OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, OR ANY SUCCESSOR CALIFORNIA STATUTE GOVERNING RESOLUTION OF DISPUTES BY A COURT APPOINTED REFEREE.

13. Severability. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

14. Notices. Any notices required or capable of being rendered under the provisions of this Agreement shall be in writing and (a) hand delivered; (b) sent by United States Postal Service mail, postage prepaid; (c) sent by a recognized national overnight delivery service, or local same day delivery or courier service, addressed as shown below; or (d) sent by email. Any notice sent shall be deemed to be effective the earlier of the actual delivery, or three (3) business days after deposit in a post office operated by the United States Postal Service, or one (1) business day after deposit with a recognized national overnight delivery service as aforesaid. Any notice personally delivered or delivered through a same-day delivery/courier service as aforesaid, shall be deemed effective upon delivery by the same day delivery/courier service, or refusal of delivery by the addressee. Any notice sent by email shall be deemed effective upon confirmation of the successful transmission by the sender’s email source, with confirmation of receipt by the receiving party. Notices shall be addressed as follows:

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If to Starco:	Starco Brands, Inc.
706 N. Citrus Ave.,
Los Angeles, CA, 90038
Attention: Ross Sklar

with a copy to:

Buchalter
1000 Wilshire Blvd., Suite 1500
Los Angeles, CA 90017
Attention: Peter Hogan

If to Junior Lenders:	The Starco Group Inc.
Attention: Ross Sklar
706 N. Citrus Ave.,
Los Angeles, CA, 90038

If to Senior Lender:	Pasadena Private Lending Inc.
2 North Lake Avenue, Suite 510
Pasadena, California 91101
Attn: Jason Shlecter
Email: jshlecter@pasadena-private.com

with a copy to:

Dorsey & Whitney, LLP
200 Crescent Court
Suite 1600
Dallas, Texas 75201
Attn: Larry Makel

15. Entire Agreement; Amendments. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Each Junior Lender is not relying on any representations made by Senior Lender in entering into this Agreement, and each Junior Lender has kept and will continue to keep itself fully apprised of the financial and other condition of Starco. This Agreement may be amended only by written instrument signed by each Junior Lender, Starco and Senior Lender.

16. Attorneys’ Fees. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

17. Counterpart Signatures. This Agreement may be executed in any number of counterparts, and when combined, will comprise a single instrument. Facsimile and electronic (e.g., DocuSign) signatures shall have the same legal effect as originals.

[Remainder of page left intentionally blank; Signature page[s] follow[s].]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

SENIOR LENDER:	PASADENA PRIVATE LENDING INC.
a Delaware corporation

	By:	/s/ Jason Schlecter
	Name:	Jason Shlecter
	Title:	Secretary

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

STARCO:	STARCO BERANDS, INC.,
a Nevada corporation

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

JUNIOR LENDERS:
/s/ Ross Sklar
Ross Sklar, an individual

THE STARCO GROUP, INC.,
a Wyoming corporation

	By:	/s/ Ross Sklar
	Name:	Ross Sklar
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

Schedule 1

Junior Debt

1.	Bridge Term Loan Promissory Note dated as of December 22, 2205, executed by Starco Brands, Inc. and payable to the order of The Starco Group, Inc., in the original principal amount of $5,000,000.00.

2.	Amended and Restated Secured Convertible Promissory Note dated as of the date hereof, executed by Starco Brands, Inc. and payable to the order of Ross Sklar, in the original principal amount of $3,472,500.00.